UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2021 (September 8, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On September 8, 2021, iSun, Inc. (“we,” “our” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Company, iSun Residential Merger Sub, Inc., a Vermont corporation (the “Merger Sub”) and wholly-owned subsidiary of iSun Residential, Inc., a Delaware corporation (“iSun Residential”) and wholly-owned subsidiary of the Company, SolarCommunities, Inc., a Vermont benefit corporation (“SunCommon”), and Jeffrey Irish, James Moore, and Duance Peterson as a “Shareholder Representative Group” of the holders of SunCommon’s capital stock (the “SunCommon Shareholders”), pursuant to which the Merger Sub will merge with and into SunCommon (the “Merger”) with SunCommon as the surviving company in the Merger and SunCommon becoming a wholly-owned subsidiary of iSun Residential. In connection with Merger, the SunCommon Shareholders will receive merger consideration consisting of (i) cash in the amount of $25,534,621; (ii) Common Stock of the Company (“Common Stock”) in the amount of $15,965,379, priced at $8.816 per share; and (iii) earn out consideration of up to $10,000,000 upon the fulfillment of certain conditions. The shares of the Common Stock to be issued in connection with the Merger will be listed on the NASDAQ Capital Market. The parties intend that the Merger will close on or before October 1, 2021.

Upon the closing of the Merger, the Company will enter into a Put Agreement with certain of the SunCommon Shareholders. The Put Agreement provides that each SunCommon Shareholder that becomes a party thereto will have the right to sell to the Company all of the shares of Common Stock received in connection with the Merger at a price equal to the Stock Consideration Per Share Price, as that term is defined in the Merger Agreement. The Put Agreement will expire on the 10th business day following the effective registration on Form S-3 of the shares issued in connection with the Merger. The purpose of the Put Agreement is to provide protection to the SunCommon Shareholders during the period between the closing of the Merger and the effective registration of the shares. The foregoing description of the Put Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Put Agreement, which is attached hereto as Exhibit 10.1.

Upon the closing of the Merger, the Company will enter into a Stockholder Lockup Agreement with each member of the Shareholder Representative Group, which restricts the ability of such member to dispose of shares of Common Stock received in connection with the Merger for a period of 180 days after the Merger without the prior written consent of the Company (subject to certain exceptions set forth in the Lockup Agreement). The foregoing description of the Lockup Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Lockup Agreement, which is attached hereto as Exhibit 10.2.

The Merger Agreement was unanimously approved by the Board of Directors of the Company.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement and the foregoing description of the Merger Agreement have been included to provide investors and stockholders with information regarding the terms of the Merger Agreement. They are not intended to provide any other factual information about the Company, iSun Residential, Merger Sub or SunCommon. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission, and are also qualified in important part by a confidential disclosure schedule delivered by SunCommon to the Company in connection with the Merger Agreement. Investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Employment Agreements

Upon the closing of the Merger, the Company will enter into an employment agreement (the “Employment Agreements”) with each member of the Shareholder Representative Group providing for such member’s employment by the Company, including non-competition provisions.

The foregoing description of the Employment Agreements is not meant to be complete and is qualified in its entirety by reference to the form of Employment Agreement, which is included as Exhibit 10.3 to this report and incorporated herein by reference.

Irrevocable Proxy

Upon the closing of the Merger, each member of the Shareholder Representative Group will deliver to the Company an Irrevocable Proxy designating the Company’s President, Jeffrey Peck, as such member’s proxy for purposes of voting all of the Company’s shares owned by such member. Each member of the Shareholder Representative Group will grant this irrevocable proxy in connection with the Merger. The foregoing description of the Irrevocable Proxy is qualified in its entirety by the Irrevocable Proxy, which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Item 8.01	Other Events.

On September 8, 2021, the Company issued a press release announcing the Merger.  The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits

Number	Description

2.1	Merger Agreement by and among iSun, Inc., iSun Residential Merger Sub, Inc., iSun Residential, Inc., SolarCommunities, Inc., Jeffrey Irish, James Moore, and Duane Peterson, dated September 8, 2021

10.1	Form of Put Agreement between iSun, Inc. and certain SunCommon Shareholders

10.2	Form of Stockholder Lockup Agreement between iSun, Inc. and each of Jeffrey Irish, James Moore, and Duane Peterson

10.3	Form of Employment Agreement between iSun, Inc. and each of Jeffrey Irish, James Moore, and Duane Peterson

10.4	Form of Irrevocable Proxy between iSun, Inc. and each of Jeffrey Irish, James Moore, and Duane Peterson

99.1	Press Release dated September 8, 2021

 Additional Information about the Transaction and Forward-Looking Statements

This document contains forward-looking statements concerning the Merger, future financial and operating results, benefits and synergies of the Merger, future opportunities for the combined businesses and any other statements regarding events or developments that the parties believe or anticipate will or may occur in the future. Risks and uncertainties may cause actual results and benefits of the Merger to differ materially from management expectations. Potential risks and uncertainties include, among others: general economic conditions and conditions affecting the industries in which the Company operates. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in the Company’s SEC filings, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and this Current Report on Form 8-K. These forward-looking statements speak only as of the date of this communication and the Company assumes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise, except as required by law.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer